                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-03287

                           New Alternatives Fund, Inc.
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                         150 Broadhollow Road, Suite PH2
                            Melville, New York 11747
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                         David J. Schoenwald, President
                           New Alternatives Fund, Inc.
                         150 Broadhollow Road, Suite PH2
                            Melville, New York 11747
              -----------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 631-423-7373

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

(GRAPHIC)

                          NEW ALTERNATIVES FUND, INC.
                 A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
                     ALTERNATIVE ENERGY AND THE ENVIRONMENT

                                  SEMI-ANNUAL
                                FINANCIAL REPORT
                                 JUNE 30, 2011
                                  (UNAUDITED)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND                                     150 Broadhollow Road     Melville, New York 11747     (800) 423-8383     (631) 423-7373
BNY Mellon Investment Servicing (US) Inc.    PO Box 9794              Providence, RI 02940         (800) 441-6580     (610) 382-7819
Overnight Address                            4400 Computer Drive      Westborough, MA 01581
BNY Mellon Distributors Inc.                 760 Moore Road           King of Prussia, PA 19406

                                 Recycled Paper

                          NEW ALTERNATIVES FUND, INC.
                               SHAREHOLDER LETTER

Dear Shareholder,

The first six months of 2011 was divided into two very different quarters.

The share prices of alternative energy companies rose toward the end of 2010 and this trend carried over in the first part of this year. The last minute Congressional renewal in December of tax credits and grants for renewable energy projects gave a number of wind and solar power developments a boost that continued into 2011. Also, fears about the stability of several "Euro zone" countries-primarily Greece but also Portugal, Spain, Italy and Ireland-abated somewhat.

In January, the unrest and uprisings of the "Arab Spring" in North Africa and the Middle East caused oil prices to rise. Renewable energy shares rallied further after the March earthquake, tsunami, and nuclear meltdown in Japan raised interest in safer alternatives. Germany's robust solar power development, driven by a long standing program of government price support, had faltered on the announcement that these subsidies would be rolled back as an austerity measure. Chancellor Angela Merkel's declaration, following the Fukushima nuclear plant disaster, that Germany would begin closing its nuclear power plants, moderated the downward direction of the affected European solar developers' value.

Some of New Alternatives Fund's core holdings, including Vestas Wind
Systems AS (Denmark), Abengoa SA (Spain), Acciona SA (Spain), EDF Energies Nouvelles SA (France), EDP Renovaveis SA (Portugal/Spain) and Gamesa Corporacion Tecnologica SA (Spain), gained between twenty and fifty percent in value during the first quarter.

However, this enthusiasm quickly gave way to renewed fears of economic stagnation and calls for decreasing government support for renewable energy during what has become a prolonged period of financial stress, both in Europe and the United States. The U.S. economic recovery showed signs of stagnating and the dithering of Congress over economic policies in general, and renewable energy and the debt limit in particular, caused the stock market to reverse direction in the second quarter. The concern over lack of government support for renewable energy, coupled with overcapacity among manufacturers geared up for more robust circumstances, wiped out many of the earlier gains in value.

Oil prices began the year around $92/barrel and rose to almost $113/barrel by April on fears of supply disruption in the Middle East. The U.S. government's release of strategic reserves, along with consistent supplies from key producers like Saudi Arabia, took pressure off and the price subsided to around $94/barrel by June. While the price of oil does not have as much effect on electricity generated by renewable sources as in earlier years, a lower oil price does affect the relative cost effectiveness of bio-fuel development and makes the introduction of electric and hybrid vehicles more cost effective over the long term. Likewise, natural gas prices remained at historic lows, starting at around $4.50 per million BTUs (mmBTU) in January and drifting down near $4.30/mmBTU by June. Natural gas is more widely used to generate electricity, so a continued low price makes renewable energy sources like wind turbines and solar power less competitive. It can also provide a less expensive and cleaner alternative to coal and oil fired power plants (a very small part of U.S. electric generation) that are being phased out to meet more restrictive greenhouse gas emission standards.

Despite this, the Fund was able to hold on to some of the earlier gains.
The Net Asset Value (NAV) of the Fund stood at $39.09 on January 1, 2011 and closed at $42.96 on June 30, 2011. The Fund's total net assets increased from approximately $236.7 million at the beginning of the year to approximately $242.3 million on June 30, 2011. Investors, unfortunately, continued to withdraw from stocks and the Fund's number of shares outstanding went from 6,055,618 down to 5,641,932.

PORTFOLIO HOLDINGS AND CHANGES: The Fund experienced several major changes in the portfolio during the first six months of 2011. These were the result of a wave of consolidation that is taking place in the alternative energy sector. There are two main types of mergers and acquisitions happening: Some of the larger, financially stronger companies are absorbing smaller entities in their markets. There is also a growing trend for powerful energy corporations, particularly utilities and oil companies, buying out renewable power producers and manufacturers to get a foothold in the future growth areas of energy generation. The changes in our holdings reflect both of these.

Renewable power producers Iberdrola Renovables SA and EDF Energies
Nouvelles SA, two of our core holdings for several years, were both repurchased by their parent companies Iberdrola SA and Electricite de France. The renewable entities will be delisted as separate companies. While the original utilities had retained majority ownership of the renewable spin-offs, Iberdrola Renovables and EDF Energies Nouvelles operated independently in developing wind, solar and other renewable power. They will continue these operations but as divisions within the larger companies. Iberdrola SA and Electricite de France have significant coal, nuclear and oil facilities so we sold our shares ahead of the acquisitions.

One of our other large core holdings, Abengoa SA owned a majority of one of our smaller holdings, Befesa Medio Ambiente SA (Spain), a water treatment, waste management and recycling company. Earlier this year, Abengoa announced its plan to buy out the remaining Befesa shares and delist the company. Abengoa, a major solar, biomass and recycling enterprise, remains one of the Fund's premier investments. In a curious transaction that involved three companies in our portfolio, energy conservation and engineering firm Schneider Electric SA (France) bought out Telvent GIT SA (Spain), a smaller energy management systems company, by offering a premium price on the outstanding shares, most of which were owned by Abengoa. In the course of the transaction, the share prices of all three companies went up!

The Fund also sold our small number of shares of SunPower Corporation, a solar photovoltaic (PV) module and systems installer and developer, when it was announced that the French oil giant Total SA was buying a 60% stake in the company. SunPower will continue to operate as an independent company but we took advantage of the share price surge this news created. We'll keep an eye on SunPower's performance and operations to see if it makes sense to re-invest in the company in the future.

The balance of sectors represented in the entire portfolio changes very slowly over time. In this period (January 1-June 30, 2011) we experienced a larger than normal shift due to these mergers and acquisitions. The "Renewable Energy Power Producers and Developers" went from 29.4% to 20.1% of all holdings. Cash ("Certificates of Deposit" and "Other Assets in Excess of Liabilities") increased from 2.6% to 8.5%.

ALTERNATE ENERGY:

WIND/HYDRO POWER: The share prices of leading wind turbine manufacturers
Vestas Wind Systems AS and Gamesa Corporacion Tecnologica SA rallied after the Fukushima nuclear disaster then declined in the second quarter, due to apprehension about austerity in both Europe and the U.S., an oversupply of turbine manufacturing capacity built before the current period of economic and political uncertainty, and pressure on profit margins from competition in China. We added to our holdings of both companies (in which we have substantial paper losses), as their share prices appeared to have been punished beyond reason.

We trimmed our holdings of Acciona SA to rebalance the portfolio. Our positions in EDP Renovaveis SA, Algonquin Power and Utilities Corporation (Canada), Elecnor SA (Spain), and TrustPower Ltd. (New Zealand) remained unchanged. We increased our shares of Hafslund ASA (Norway) slightly but only because as many shares as we wished to purchase were not available. EDP Renovaveis's share price remains depressed because of concern about the economies in Spain and Portugal, where the company is headquartered. In a recent mid-year report, however, the company noted that most of its business expansion is taking place in the rest of Europe, the United States and Brazil.

The European currency continues to be weighed down by economic problems in Greece, Portugal, Spain, Italy and Ireland. Now, of course, the United States is also on a credit watch due to our high debt levels exacerbated by political maneuvering. Renewable power producers in Europe were similarly buffeted by austerity measures in their countries which reduced the government-supported renewable power rates in some cases and raised the specter of future cuts. These companies are also pursuing development opportunities outside of Europe and have reported some positive steps in building new markets in the U.S., Latin America and Asia. There are also a small, but growing, number of renewable power projects developing in Africa.

SOLAR: California Governor Jerry Brown and U.S. Interior Secretary Ken
Salazar used a ground breaking ceremony at the site of the proposed 1000 megawatt Blythe Concentrated Solar Power (CSP, which uses parabolic mirrors to heat a liquid) plant in Riverside, California as a photo opportunity. The developing company, Solar Trust of America, a subsidiary of Fund holding Solar Millennium AG (Germany), separately stated it was joining with a private company, Solar Hybrid AG, to develop the facility using both solar thermal and solar photovoltaic (PV) cells. While solar thermal facilities have the advantage of providing the potential for energy storage, the price of photovoltaic cells has declined so sharply that the company now believes it can build a combination CSP/PV plant more cheaply than a purely CSP facility.

Silicon prices retreated after the beginning of the year which, coupled with greater cost efficiency in manufacturing processes, has kept the price of new PV cells and modules down.

We reinvested in First Solar, Inc., the leading U.S. manufacturer of thin film solar PV cells at the end of 2010 when its share price dropped to a reasonable level and then we added additional shares this year. We also increased our shares of Kyocera Corporation (Japan) and held our positions in Solar Millennium and SMA Solar Technology AG (Germany) steady.

GEOTHERMAL: Ormat Technologies, Inc., which develops and operates geothermal power facilities, as well as being one of the few manufacturers of equipment used in operation of the facilities, has suffered from declining earnings and share price on account of operational difficulties at one of their U.S. power plants. The company is an industry leader and as capable as any in dealing with the operational issues they have encountered. We believe geothermal power is an economically viable method of producing clean energy and we increased our holdings to take advantage of what we believe to be a bargain price for this stock. We kept our investment unchanged in WFI Industries, Ltd. (Canada), a manufacturer of primarily residential heat pumps and geothermal systems.

BIO-FUEL: This sector began showing renewed life after several dormant years. The initial rush to develop large scale ethanol and biodiesel production as a cleaner alternative to oil quickly ran aground when it became clear that the refining process was not so simple and the environmental benefits were also questionable. Rising food prices, particularly corn and sugar cane (the most common ethanol crops) eliminated whatever cost advantage bio-fuel held over gasoline and diesel, and further exacerbated critical food shortages in many countries. These increases have turned Brazil, the world's largest sugar cane producer and the country with the largest number of vehicles running on ethanol, into a bio-fuel importer! Recently, the U.S. Congress has taken up legislation to eliminate a long existing subsidy of 45 cents a gallon to encourage producing ethanol and blending it with gasoline to help reduce oil imports and as a replacement for MTBE, a gasoline additive which was shown to cause water pollution. It is questionable that the introduction of ethanol has done anything to reduce oil imports or keep gasoline prices for U.S. consumers lower.

The new emphasis in this area is on so called "second generation" bio-fuel and bio-mass production based on using non-edible feedstocks and sources, such as algae, jatropha and organic waste materials. The resulting materials would provide some fuel for cars and trucks, but would primarily be mixed with jet fuel for airplane travel, for electricity generation and as a base material for a new generation of bio-plastics, replacing another major petroleum area of use.

The only Fund investment with major bio-fuel interests continues to be Abengoa SA. Acciona SA also has some bio-fuel projects, but they are a small part of the company's activities. In addition to its other renewable energy projects, Abengoa maintains operating bio-fuel production facilities in Europe, Brazil and the United States. It has been a leader in research and development of second generation bio-fuels and recently received funding from the U.S. Department of Agriculture for a pilot project to produce bio-fuel and bio-mass materials from switchgrass at its existing ethanol plant in Kansas.

ENERGY CONSERVATION/EFFICIENCY/POWER TRANSMISSION: After the consolidation of Telvent GIT SA into Schneider Electric SA, we decreased our Schneider holdings slightly to balance our portfolio. As share prices dropped in this sector, we took advantage of what we believe was a good opportunity to buy. We added shares of Johnson Controls, Inc., Koninklijke Philips Electronics NV Itron, Inc. and Power-One, Inc. We sold a small amount of ITC Holdings Corp. and maintained our existing position in Owens Corning, Inc.

NATURAL GAS/ELECTRICITY DISTRIBUTION: We maintained our investment in natural gas/electricity distribution utilities. All of these companies integrate energy conservation programs into their utility services. Natural gas utilities continue to anchor and stabilize the portfolio against volatility and help maintain income from steady dividends. We added one new natural gas distribution/electricity company, WGL Holdings, Inc., based in the Washington DC region. In addition to its natural gas services, the company provides retail customers with wind power energy options and provides support for the installation and maintenance of solar energy systems for some of its larger commercial and educational customers. We added a small number of shares in our holdings of Atmos Energy Corporation and Northwest Natural Gas Co., and slightly reduced our shares of South Jersey Industries, Inc.

An increase in the production of shale gas, using hydrofracturing
("fracking") to extract the gas, has raised increasing concerns about the negative impact of the technique on water quality and the potential for pollution of drinking water sources downstream from the drilling areas. While none of our companies are engaged in exploration, extraction or production of shale gas, they are part of the "life cycle" of the natural gas industry. A few shareholders have contacted us with concerns about our investments and we have been studying the issues involved.

WATER/RECYCLING: In the first quarter of the year, Hyflux Ltd., a water treatment and desalinization company based in Singapore, had several major projects in Libya and Tunisia suspended because of the turmoil in those countries. As its share price fell, the company managed to acquire new projects of similar or greater scale in China and Singapore. As it waits out the situation in North Africa and the Middle East, Hyflux has been aggressively pursuing other projects in Southeast Asia. We felt that the company was using an initial setback to expand its operations in additional markets so we bought more shares. Abengoa also continues to be a major presence in this sector with aluminum and zinc recycling programs in Europe and waste water treatment and desalinization plants operating in Spain, India and Algeria. Our American water utilities, Aqua America, Inc. and American Water Works Company, Inc. continue to provide stability and regular dividends. During the first half of the year, we added a small number of Aqua America shares and sold a small number of shares in American Water Works and CIA SaneamentoBasico (Brazil). Our shares in A.O. Smith Corp., a U.S. manufacturer of energy efficient hot water systems, and Sims Metal Management, Ltd., an Australian metal recycling firm, remained unchanged.

CASH AND TREASURY HOLDINGS: We ended the first half of the year with approximately 8.5% of net assets in cash. We continued to stay away from short-term U.S. Treasury Bills because the interest rates remained extremely low. Due to the sale of several of our major holdings, as mentioned above, we held a greater amount of cash in this period. This allowed us to make additional purchases when we felt depressed share values presented an opportunity to buy companies with strong potential for the future. We also kept more cash available to meet the continuing redemption of Fund shares as current economic uncertainty drove investors away from stocks and stock-based mutual funds.

SHAREHOLDER SERVICE CHANGES: The integration of our former custodial, transfer agent and distribution functions from PNC Global Investment Servicing, Inc. and PFPC Trust Company to BNY Mellon is now complete. You will not likely notice any change in shareholder services.

ON-LINE ACCOUNT SERVICE: If you haven't already noticed, you can now create and maintain on-line account access through a link on our web site. Go to our site at: www.newalternativesfund.com and click on the "Account Login" link on the upper right side of the first page. Follow the instructions to create a secure sign-in for your account. You will initially be able to view your current balance information and make address changes. We will shortly be introducing an option that many of you have requested: E-mail delivery for your account materials. You will have the option to receive the annual and semi-annual reports, the Fund Prospectus, the year-end and transaction statements by an e-mail notice instead of through the regular mail. Once you create your on-line access, check back for this additional function. It will be available soon. We hope to expand our on-line services to include opening accounts and performing other transactions within the next year.

CORPORATE GOVERNANCE AND REGULATORY: Beginning in January 2012, the
Securities and Exchange Commission (SEC) will require all mutual funds to provide cost basis reporting for shareholders. This means that when you sell shares of New Alternatives Fund, we will be able to provide you with the price you paid for your shares so that you can accurately report any profit or loss you incurred. Please note, however, this service will only start with transactions made after January 1, 2012 when the rule goes into effect. It is still the individual shareholder's responsibility to maintain account records showing your costs for all shares purchased prior to January 1, 2012.

SHAREHOLDER COMMENTS: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at:
info@newalternativesfund.com, regular mail or telephone.

David and Maurice Schoenwald
Murray Rosenblith

August 3, 2011

This report is intended to give you a feeling of what we have been doing and why we do it. For more complete and official data, please see the rest of our semi-annual financial report, our annual report, and our prospectus. This report is responsive to the interests of our existing shareholders.

The Principal Underwriter is BNY Mellon Distributors Inc. and the Co-Distributor
                           is Accrued Equities, Inc.

                           NEW ALTERNATIVES FUND, INC
                              FUND EXPENSE EXAMPLE
                                  (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2011) and held for the entire six months ended June 30, 2011.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ended June 30, 2011" to estimate the expenses you paid on your account during this period.

Note: The Fund's Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying table.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. The Fund does not charge any redemption fees or exchange fees, but these may be present in other funds to which you compare the Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                          NEW ALTERNATIVES FUND, INC.

                                                    Beginning                   Ending         Expenses Paid During
                                                Account Value            Account Value             Six Months Ended
                                              January 1, 2011            June 30, 2011                June 30, 2011*
                                        --------------------            --------------         ---------------------
Actual                                  $            1,000.00           $     1,099.00          $          5.26
Hypothetical
(assumes 5% return before expenses)     $            1,000.00           $     1,019.72          $          5.07

* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 1.01%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Fund's ending account value on the first line in the table is based on its actual total return of 9.90% for the six-month period of January 1, 2011 to June 30, 2011.

                           NEW ALTERNATIVES FUND, INC
                            PORTFOLIO HOLDINGS SUMMARY
                                 JUNE 30, 2011
                                  (UNAUDITED)

                                                  % OF NET
SECTOR DIVERSIFICATION                             ASSETS               VALUE
-------------------------------------------       ---------         ------------
Alternate Energy:
  Renewable Energy Power Producers &
    Developers                                        20.1%          $ 48,769,073
  Wind Turbines                                        8.5             20,551,872
  Geothermal                                           5.0             12,181,122
  Solar Photovoltaic                                   2.8              6,849,654
  Solar Thermal                                        2.2              5,317,730
  Energy Storage                                       0.8              1,836,000
Water:
  Water Utilities                                     15.6             37,649,000
  Water Related                                        1.3              3,206,375
Energy Conservation                                   16.4             39,767,057
Natural Gas Distribution                              15.8             38,301,200
Electric Transmission                                  2.2              5,382,750
Recycling                                              0.8              1,899,000
Certificates of Deposit                                0.2                500,000
Other Assets in Excess of Liabilities                  8.3             20,053,709
                                                     -----           ------------
                                                     100.0%          $242,264,542
                                                     =====           ============

                    TOP TEN COMMON STOCK PORTFOLIO HOLDINGS
                                 JUNE 30, 2011
                                  (UNAUDITED)

                                                     % OF NET
NAME                                                  ASSETS
------------------------------------------          ----------
American Water Works Co., Inc.                            6.1%
Schneider Electric SA (France)                            5.5
Acciona SA (Spain)                                        5.5
EDP Renovaveis SA (Spain/Portugal)                        5.4
Abengoa SA (Spain)                                        5.3
CIA SaneamentoBasico (Brazil) ADR                         4.9
Atmos Energy Corp.                                        4.8
Koninklijke Philips Electronics NV
 (Netherlands)                                            4.8
Aqua America, Inc.                                        4.5
South Jersey Industries, Inc.                             4.5
                                                       -------
  Total Top Ten                                          51.3%
                                                       =======

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                          NEW ALTERNATIVES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2011
                                  (UNAUDITED)

                                                           SHARES               VALUE
                                                          ---------          ----------
COMMON STOCKS - 91.5%
ALTERNATE ENERGY - 39.4%
  RENEWABLE ENERGY POWER PRODUCERS & DEVELOPERS - 20.1%
  Abengoa SA (Spain)                                          425,000          $12,884,111
  Acciona SA (Spain)                                          125,000           13,267,134
  Algonquin Power & Utilities Corp. (Canada)                  100,000              592,047
  EDP Renovaveis SA (Spain/Portugal)*                       2,000,000           13,193,538
  Elecnor, SA (Spain)                                         125,000            1,975,840
  Hafslund ASA, Class A (Norway)                              328,074            3,861,375
  TrustPower Ltd. (New Zealand)                               500,000            2,995,028
                                                                               -----------
                                                                                48,769,073
                                                                               -----------
  WIND TURBINES - 8.5%
  Gamesa Corporacion Tecnologica SA (Spain)                 1,250,000           10,096,726
  Vestas Wind Systems AS (Denmark)*                           450,000           10,455,146
                                                                               -----------
                                                                                20,551,872
                                                                               -----------
  GEOTHERMAL - 5.0%
  Ormat Technologies, Inc.                                    475,000           10,454,750
  WFI Industries Ltd. (Canada)                                 75,000            1,726,372
                                                                               -----------
                                                                                12,181,122
                                                                               -----------
  SOLAR PHOTOVOLTAIC - 2.8%
  First Solar, Inc.*                                            7,500              992,025
  Kyocera Corp. (Japan) SP ADR                                 30,000            3,072,600
  SMA Solar Technology AG (Germany)                            25,000            2,785,029
                                                                               -----------
                                                                                 6,849,654
                                                                               -----------
  SOLAR THERMAL - 2.2%
  Solar Millennium AG (Germany)*                              200,000            5,317,730
                                                                               -----------
                                                                                 5,317,730
                                                                               -----------
  ENERGY STORAGE - 0.8%
  Panasonic Corp. (Japan) SP ADR                              150,000            1,836,000
                                                                               -----------
                                                                                 1,836,000
                                                                               -----------
TOTAL ALTERNATE ENERGY                                                          95,505,451
                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

                          NEW ALTERNATIVES FUND, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2011
                                  (UNAUDITED)

                                                                SHARES                         VALUE
                                                             -------------                 -------------
WATER - 16.9%
  WATER UTILITIES - 15.6%
  American Water Works Co., Inc.                                   500,000                   $14,725,000
  Aqua America, Inc.                                               500,000                    10,990,000
  CIA SaneamentoBasico (Brazil) ADR                                200,000                    11,934,000
                                                                                            ------------
                                                                                              37,649,000
                                                                                            ------------
  WATER RELATED - 1.3%
  A. O. Smith Corp.                                                 37,500                     1,586,250
  Hyflux Ltd. (Singapore)                                        1,000,000                     1,620,125
                                                                                            ------------
                                                                                               3,206,375
                                                                                            ------------
TOTAL WATER                                                                                   40,855,375
                                                                                            ------------
ENERGY CONSERVATION - 16.4%
  Itron, Inc.*                                                      15,000                       722,400
  Johnson Controls, Inc.                                           150,000                     6,249,000
  Koninklijke Philips Electronics NV (Netherlands)                 450,000                    11,556,000
  Owens Corning, Inc.*                                             200,000                     7,470,000
  Power-One, Inc.*                                                  50,000                       405,000
  Schneider Electric SA (France)                                    80,000                    13,364,657
                                                                                            ------------
                                                                                              39,767,057
                                                                                            ------------
NATURAL GAS DISTRIBUTION - 15.8%
  Atmos Energy Corp.                                               350,000                    11,637,500
  Northwest Natural Gas Co.                                        235,000                    10,605,550
  South Jersey Industries, Inc.                                    200,000                    10,862,000
  WGL Holdings, Inc.                                               135,000                     5,196,150
                                                                                            ------------
                                                                                              38,301,200
                                                                                            ------------
ELECTRIC TRANSMISSION - 2.2%
  ITC Holdings Corp.                                                75,000                     5,382,750
                                                                                            ------------
RECYCLING - 0.8%
  Sims Metal Management Ltd. (Australia) SP ADR                    100,000                     1,899,000
                                                                                            ------------
TOTAL COMMON STOCKS (COST $214,802,068)                                                      221,710,833
                                                                                            ------------

   The accompanying notes are an integral part of these financial statements.

                          NEW ALTERNATIVES FUND, INC.
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 JUNE 30, 2011
                                  (UNAUDITED)

                                                            PAR             VALUE
                                                            ------------    ------------
CERTIFICATES OF DEPOSIT - 0.2%
SOCIALLY CONCERNED BANKS - 0.2%
   Alternatives Federal Credit Union 0.15% due 07/30/11     $   100,000     $    100,000
   Carver Federal Savings Bank 0.90% due 12/31/11               100,000          100,000
   Urban Partnership Bank 0.20% due 07/15/11                    100,000          100,000
   People's United Bank 0.75% due 12/03/11                      100,000          100,000
   Self-Help Credit Union 1.00% due 06/30/11                    100,000          100,000
                                                                             -----------
TOTAL CERTIFICATES OF DEPOSIT (COST $500,000)                                    500,000
                                                                             -----------
TOTAL INVESTMENTS (COST $215,302,068) - 91.7%                                222,210,833
Other Assets in Excess of Liabilities - 8.3%                                  20,053,709
                                                                             -----------

NET ASSETS - 100.0%                                                         $242,264,542
                                                                            ============

*       -    Non-income producing security
ADR     -    American Depositary Receipt
SP ADR  -    Sponsored American Depositary Receipts

   The accompanying notes are an integral part of these financial statements.

                          NEW ALTERNATIVES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2011
                                  (UNAUDITED)

                                     ASSETS
Investment securities at fair value (cost: $215,302,068) (Notes 2A and 7)                              $   222,210,833
Cash                                                                                                        20,481,473
Foreign currency, at value (cost: $222,377)                                                                    225,900
Receivables:

   Dividends                                                                                                   576,999
   Capital stock subscribed                                                                                    152,501
   Tax reclaims                                                                                                 85,290
   Interest                                                                                                        436
Prepaid insurance                                                                                               14,406
                                                                                                        ---------------
Total Assets                                                                                               243,747,838
                                                                                                        ---------------
                                  LIABILITIES

Payables:
   Capital stock reacquired                                                                                   1,110,627
   Management fees                                                                                              101,495
   Accrued expenses and other liabilities                                                                       271,174
                                                                                                        ---------------
Total Liabilities                                                                                             1,483,296
                                                                                                        ---------------
NET ASSETS                                                                                              $   242,264,542
                                                                                                        ===============
                             ANALYSIS OF NET ASSETS

Net capital paid in shares of capital stock                                                             $   257,059,424
Undistributed net investment income                                                                           1,393,115
Accumulated net realized loss on investments                                                                (23,106,482)
Net unrealized appreciation of translation of other assets and liabilities in foreign currency                    9,720
Net unrealized appreciation on investments                                                                    6,908,765
                                                                                                        ---------------
NET ASSETS                                                                                              $   242,264,542
                                                                                                        ===============
Net asset value and redemption price per share ($ 242,264,542/5,639,932 shares of
outstanding capital stock, 40 million shares authorized with a par value of $0.01 per share)            $        42.96
                                                                                                        ===============
Maximum offering price per share (100/95.25 of $42.96)                                                  $        45.10
                                                                                                        ===============

   The accompanying notes are an integral part of these financial statements.

                          NEW ALTERNATIVES FUND, INC.
                            STATEMENT OF OPERATIONS
                                 JUNE 30, 2011
                                  (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of $264,174 foreign taxes withheld)                                               $   2,614,860
Interest                                                                                                 1,510
                                                                                                 -------------
Total Investment Income                                                                              2,616,370
                                                                                                 -------------
EXPENSES:
Management fee (Note 4)                                                                                622,783
Transfer agent fees                                                                                    223,804
Administration and accounting fees                                                                     120,207
Postage and printing fees                                                                               69,431
Custodian fees                                                                                          59,936
Legal fees                                                                                              57,723
Compliance service fees                                                                                 21,000
Directors' fees (Note 5)                                                                                18,431
Audit fees                                                                                              11,782
Registration fees                                                                                       10,823
Insurance fees                                                                                           8,679
Other expenses                                                                                           4,182
                                                                                                 -------------
Total Expenses                                                                                       1,228,781
                                                                                                 -------------
Net Investment Income                                                                                1,387,589
                                                                                                 -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS:

REALIZED GAIN/(LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
(NOTES 2B & 6):

Net realized gain from investments                                                                   1,930,366
Net realized loss from foreign currency transactions                                                   (12,446)
                                                                                                 -------------
Net Realized Gain                                                                                    1,917,920
                                                                                                 -------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) OF INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS:

Net change in unrealized appreciation/(depreciation) on investments                                 19,482,790
Net change in unrealized appreciation/(depreciation) on foreign currency translations                    9,267
                                                                                                 -------------
Net change in unrealized appreciation/(depreciation)                                                19,492,057
                                                                                                 -------------
Net Realized and Unrealized Gain on Investments and Foreign Currency Related Transactions           21,409,977
                                                                                                 -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $  22,797,566
                                                                                                 =============

   The accompanying notes are an integral part of these financial statements.

                          NEW ALTERNATIVES FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FOR THE
                                                                               SIX MONTHS ENDED                    FOR THE
                                                                                JUNE 30, 2011                     YEAR ENDED
                                                                                (UNAUDITED)                    DECEMBER 31, 2010
                                                                             -------------------               -----------------
INVESTMENT ACTIVITIES:
Net investment income                                                        $    1,387,589                    $    2,142,691
Net realized gain/(loss) from investments, foreign currency transactions          1,917,920                         4,562,300
Net change in unrealized appreciation/(depreciation) on investments and
foreign currency translations                                                    19,492,057                       (28,948,308)
                                                                              -------------                     -------------
Net increase/(decrease) in net assets derived from operations                    22,797,566                       (22,243,317)
                                                                              -------------                     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income                                                     --                        (2,175,010)
                                                                              -------------                     -------------
Total dividends and distributions to shareholders                                        --                       ( 2,175,010)
                                                                              -------------                     -------------
CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets from capital share transactions (Note 3)             (17,229,345)                      (21,690,414)
                                                                              -------------                     -------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                           5,568,221                       (46,108,741)

NET ASSETS:

Beginning of the period                                                         236,696,321                       282,805,062
                                                                              -------------                     -------------
END OF THE PERIOD*                                                           $  242,264,542                     $ 236,696,321
                                                                             ==============                     =============

----------
* Includes undistributed net investment income of $1,393,116 and $5,526 for the years ended 6/30/11 and 12/31/10, respectively.

   The accompanying notes are an integral part of these financial statements.

                          NEW ALTERNATIVES FUND, INC.
                              FINANCIAL HIGHLIGHTS
               STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
        FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                           (Unaudited)
                                            Six Months
                                             Ended                                For the Years Ended December 31,
                                            June 30,     ---------------------------------------------------------------------------
                                              2011          2010            2009          2008            2007         2006
                                           ---------     ----------      ---------     --------         ---------   -----------
Net asset value at beginning of period     $   39.09     $    42.54      $   31.41      $  57.28        $   43.91   $     34.46
                                           ---------     ----------      ---------      --------        ---------   -----------
INVESTMENT OPERATIONS
Net investment income                           0.25           0.35           0.36          0.24             0.34          0.18
Net realized & unrealized gain/(loss)
on investments                                  3.62          (3.45)          11.14       (25.93)           14.39         11.47
Payments by affiliates                            --           0.01             --            --               --            --
                                           ---------     ----------       ---------     --------        ---------   -----------
Total from investment operations                3.87          (3.09)          11.50       (25.69)           14.73         11.65
                                           ---------     ----------       ---------     --------        ---------   -----------
DISTRIBUTIONS
From net investment income                        --          (0.36)          (0.37)       (0.18)           (0.34)        (0.18)
From net realized gain on investments             --            --              --           --             (1.02)        (2.02)
                                           ---------     ----------       ---------    ---------        ---------   -----------
Total distributions                               --          (0.36)          (0.37)       (0.18)           (1.36)        (2.20)
                                           ---------     ----------       ---------    ----------       --------   -----------
Net asset value at end of period           $   42.96     $    39.09      $    42.54      $  31.41       $  57.28    $     43.91
                                           =========     ==========      ==========    ==========       ========    ===========
Total return
(Sales load not reflected)                      9.90%         (7.26)%*         36.61%      (44.85)%        33.53%         33.83%

Net assets, end of the period
(in thousands)                             $ 242,265     $  236,696       $  282,805    $ 184,257     $  301,650     $  117,035

Ratio of operating expenses to average
net assets                                      1.01%**       1.04%            1.02%         1.09%          0.95%          1.25%

Ratio of net investment income to average
net assets                                      1.14%**       0.86%            1.06%         0.56%          0.82%          0.51%

Portfolio turnover                             12.52%        16.16%           33.94%        25.67%         14.24%         39.83%

Number of shares outstanding at end
of the period                              5,639,932      6,055,618        6,647,611     5,866,871     5,266,358      2,665,296

----------
* In 2010, 0.02% of the Fund's total return consisted of a voluntary reimbursement by the investment advisor for a realized investment loss. Excluding this voluntary reimbursement, total return for the year would have been (7.28)%.

**   Annualized.

   The accompanying notes are an integral part of these financial statements.

                          NEW ALTERNATIVES FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
               FOR THE SIX MONTHS ENDED JUNE 30, 2011 (UNAUDITED)

1) ORGANIZATION - New Alternatives Fund, Inc. (the "Fund") was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in equity securities, such as common stocks. The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. The Fund concentrates at least 25% of its total assets in equity securities of companies which have an interest in alternative energy. "Alternative Energy" means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or atomic energy.


2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies followed by the Fund.


     A. PORTFOLIO VALUATION - The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

     Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.

     If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the "fair value" of such security as determined in good faith by the Fund's investment advisor under methods established by and under the general supervision of the Fund's Board of Directors. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund's net assets are summarized into three levels as described in the hierarchy below:

-    Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

-    Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments,interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

-    Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2011, in valuing the Fund's assets carried at fair value:

                                                                                        Level 2 -
                                      Total                                               Other                Level 3 -
                                     Value at                     Level 1 -              Significant           Significant
                                      June 30,                      Quoted             Observable              Unobservable
                                       2011                         Prices               Inputs                 Inputs
                                   --------------               --------------        ---------------        --------------
Investments in Securities:
Common Stocks*                     $   221,710,833              $   221,710,833       $              -      $      -
Certificates of Deposit                    500,000                            -                500,000             -
                                   ---------------              ---------------       ----------------      ---------
   Total                           $   222,210,833              $   221,710,833       $        500,000       $     -
                                   ===============              ===============       ================      =========

----------
* See Schedule of Investments for sector diversification.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended June 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

B. FOREIGN CURRENCY TRANSLATION - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund's Board of Directors.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities - Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of a first in, first out basis for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/ accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S. TAX STATUS - No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER - In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

I. NEW ACCOUNTING PRONOUNCEMENT - In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

3) CAPITAL STOCK - There are 40,000,000 shares of $0.01 par value capital stock authorized. On June 30, 2011 there were 5,639,932 shares outstanding. Aggregate paid-in capital including reinvestment of dividends was $257,059,424. Transactions in capital stock were as follows:

                                FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                      JUNE 30, 2011        DECEMBER 31, 2010
                                   Shares                Amount              Shares                Amount
                                ---------         ---------------         ----------          ---------------
Capital stock sold                294,825          $    12,649,605            826,721        $    32,362,329
Reinvestment of distributions          --                       --             43,051              1,683,069
Redemptions                      (710,511)             (29,878,950)        (1,461,765)            (55,735,812)
                                ---------          ---------------         ----------          --------------
Net Increase/(Decrease)          (415,686)         $   (17,229,345)          (591,993)        $   (21,690,414)
                                =========          ===============         ==========         ===============

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Accrued Equities, Inc. ("Accrued Equities" or the "Advisor"), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, as amended, and as an underwriter (but not a principal underwriter) of the Fund's shares pursuant to a Sub-Distribution Agreement. For it's investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% of average net assets more than $30 million and less than $100 million; and 0.45% of average net assets more than $100 million.

The Fund pays no remuneration to its directors, David J. Schoenwald, Maurice L. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities. BNY Mellon Distributors, Inc. (the "Underwriter") serves as the principal underwriter of the Fund's shares. The Underwriter has entered into a Sub-Distribution Agreement with Accrued Equities. The Underwriter receives as compensation for its services: (i) a base underwriting fee of $25,000 per year;
(ii) a compliance systems fee of $2,500; and (iii) commissions on the sale of Fund shares. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. Of this amount, the Underwriter and Accrued Equities retain the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new shares. Their share of the sales commission may vary. The aggregate underwriter concession on all sales of Fund shares during the six months ended June 30, 2011 was $30,403, and the amounts retained by Accrued Equities and the Underwriter were $20,269 and $10,134, respectively. The Underwriter and Accrued Equities are also entitled to receive sales commissions for the sale of Fund shares. For the six months ended June 30, 2011, Accrued Equities and the Underwriter received $27,218 and $3,569 in sales commissions, respectively, for the sale of Fund shares. The Underwriter is a registered broker-dealer affiliated with BNY Mellon Investment Servicing (US) Inc., the Fund's administrator, transfer agent and fund accounting agent.

5) DIRECTORS' FEES - For the six months ended June 30, 2011, the Fund paid directors' fees and out of pocket expenses of $18,431 to its Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (the "Independent Directors").

Each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund. As Vice Chairperson of the Fund's Board of Directors, Sharon Reier receives an additional annual fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Preston V. Pumphrey, Chairperson of the Audit Committee, receives an additional annual fee of $500. The Independent Directors also receive reimbursement of "coach" travel expenses to attend Board Meetings. The Directors and Officers of the Fund who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund's Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES - For the six months ended June 30, 2011, the aggregate cost of securities purchased totaled $28,875,071. Net realized gains (losses) were computed on a first in, first out basis. The proceeds received on sales of securities for the six months ended June 30, 2011 was $59,050,911.

7) FEDERAL INCOME TAX INFORMATION - At June 30, 2011, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes                   $    215,302,068
                                                       ----------------
Unrealized appreciation for tax purposes               $     39,181,594
Unrealized depreciation for tax purposes                    (32,272,829)
                                                       ----------------
Net unrealized appreciation on investments             $      6,908,765
                                                       ================

The tax character of distributions paid during 2010 was as follows:

                                                            2010
                                                        ------------
Distribution paid from:
Ordinary Income                                         $  2,175,010
Long-term Capital Gains                                           --
                                                        ------------
                                                        $  2,175,010
                                                        ============

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income                         $      5,526
Capital Loss Carryforward                              (24,177,174)
** Net Unrealized Depreciation on
Investments and Foreign Currency Translations          (13,420,800)
                                                     -------------
                                                     $ (37,592,448)
                                                     =============

----------
** The primary difference between distributable earnings on a book and tax basis is due to wash sales losses.

As of December 31, 2010, the Fund has a capital loss carryforward of $24,177,174 which can be used to offset future capital gains. The capital loss carryforward will expire December 31, 2016 ($ 15,782,056) and December 31, 2017 ($8,395,118)
if not utilized by future capital gains.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS - Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events.

                               OTHER INFORMATION
                                  (UNAUDITED)

1) PROXY VOTING - The Fund has proxy voting policies which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 is available on form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC's website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES - The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q's are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) APPROVAL OF INVESTMENT ADVISORY AGREEMENT - Accrued Equities, Inc. (the "Advisor") serves as the investment advisor to New Alternatives Fund, Inc. (the "Fund"). The Board of Directors most recently approved the continuance of the investment advisory agreement (the "Advisory Agreement") between the Fund and the Advisor at a regular meeting of the Board of Directors held on June 24, 2011. The June 24, 2011 regular meeting of the Board of Directors was called, in part, to act upon the continuance of such Advisory Agreement. This approval by the Board of Directors included the approval by a majority of those directors who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Directors"), and by a majority of the entire Board.

Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement renewal. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board's fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) the Advisor's responses to a questionnaire concerning the Advisor, its business and services, and information concerning the employees of the Advisor who serviced the Fund;
(iii) information concerning investment advisory fees paid to the Advisor by the Fund; (iv) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees and sales commissions for the sale of Fund shares; (v) information concerning investment advisory fees and total operating expenses paid by the Fund and other, similar mutual funds; (vi) performance information comparing the Fund to other, similar mutual funds; (vii) an organizational chart for the Advisor; (viii) a certification from the Advisor that it has a compliance program in place; (ix) information on the Advisor, including its Form ADV, Part I; (x) financial information for the Advisor for its fiscal year ended December 31, 2010 and for the first quarter of 2011; and (xi) a copy of the Advisory Agreement.

The Board of Directors decided to approve the renewal of the Advisory Agreement for a one-year period commencing July 1, 2011 based upon their evaluation of:
(i) the long-term relationship between the Advisor and the Fund; (ii) the Advisor's commitment to the Fund's socially responsible investment objectives and its ability to manage the Fund's portfolio in a manner consistent with those objectives; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the performance of the Fund; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

It was noted that during the Board's consideration of the factors listed above, different directors gave different weight to different items. In general, the Independent Directors considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. Of particular significance in the Board's decision to continue the Advisory Agreement was the fact that the Fund's investment advisory fee structure, including breakpoints, and its total operating expense ratio, were both very low in comparison to the Fund's industry peer group and equity mutual funds in general. The Board also noted that the Advisor continues to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Fund's inception.

The directors considered the terms and conditions of the existing Advisory Agreement that was being renewed, noting that the terms and conditions were the same, including the provision for advisory fees. The directors also considered the nature, quality and scope of the investment advisory services that had been provided to the Fund by the Advisor in the past and the services that are expected to continue in the future. Further, the directors considered the Advisor's personnel assigned to service the Fund. The Board concluded that the nature, quality and scope of the investment advisory services provided by the Advisor in advising the Fund were very satisfactory.

The directors considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of other, similar mutual funds and with its benchmark indices. The Board noted that the other comparable funds had been in existence for significantly shorter periods of time and did not have the long performance record that the Fund has achieved. In general, the directors noted that the Fund had been performing competitively in the industry and were pleased with the results.

The directors considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by other, similar mutual funds specializing in alternative energy investments and which seek to invest in accordance with a social responsible investment philosophy. The directors noted that the investment advisory fee for the Fund had several break points that lowered the investment advisory fees as Fund assets reached certain levels. The Board noted that the Fund's overall expense ratio was significantly lower than the other comparable funds in its industry peer group. The directors decided that the investment advisory fees charged were fair and reasonable. The directors also noted that the total fees and expenses of the Fund were deemed to be fair and reasonable based on the information provided at the Board Meeting with respect to other, similar mutual funds in the industry.

The directors reviewed and discussed other aspects of the Advisor, such as the profitability of the investment advisor, the benefits each party received from such long-term relationship, and the fact that the Advisor received other compensation from the relationship. They noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares. The Board noted that three of the directors, Maurice L. Schoenwald, David J. Schoenwald and Murray D. Rosenblith, were directors and/or officers of the Advisor. The directors also noted that two of the directors, Maurice L. Schoenwald and David J. Schoenwald, were owners of the Advisor and would benefit by the continuance of the investment advisory and distribution agreements.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the directors were determining whether to re-approve the agreements with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

                      [This Page Intentionally Left Blank]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 6. INVESTMENTS.

(a) Not applicable. The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) Based on his evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) as of a date within 90 days of the filing date of this report, the Registrant's principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)   Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) New Alternatives Fund, Inc.

By (Signature and Title)*              /s/ David J. Schoenwald
                          ------------------------------------------------------
                          David J. Schoenwald, President and Treasurer
                          (Principal Executive Officer and Principal Financial Officer)

Date 8/24/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*              /s/ David J. Schoenwald
                          ------------------------------------------------------
                          David J. Schoenwald, President and Treasurer
                          (Principal Executive Officer and Principal Financial Officer)

Date 8/24/11

* Print the name and title of each signing officer under his or her signature.